EXECUTION COPY
OMNIBUS AMENDMENT AND AGREEMENT
THIS OMNIBUS AMENDMENT. dated as of May 11, 2007 (this “Amendment”), is entered into by and among Cofina Funding, LLC (the “Issuer”), Cofina Financial. LLC (the “Servicer’’). Bank Hapoalim B.M. (the “Funding Agent”) and U.S. Bank National Association. as Trustee (in such capacity, the “Trustee”) and as Custodian (in such capacity, the “Custodian”), in each of the capacities in which they appear in the Agreements (defined below). Capitalized terms used but not defined herein have the meanings provided in the Indenture (defined below).
RECITALS
     A. Reference is hereby made to (i) that certain Base Indenture, dated as of August 10. 2005 (the “Base Indenture”). between the Issuer and the Trustee. and that certain Series 2005-B Supplement, dated as of November 18. 2005 (the “Series 2005-B Supplement” and together with the Base Indenture. the “Indenture”), and (ii) that certain Note Purchase Agreement, dated as of November 18. 2005 (the “Note Purchase Agreement”). by and among the Issuer. the Funding Agent and the financial institutions from time to time party thereto as Committed Purchasers (collectively, the documents referred to in clauses (i) and (ii) above. the “AL’’reements”).
     B. The parties to the Agreements desire to enter into this Amendment to increase the maximum facility amount available to the Issuer under the Agreements.
          1 Amendment to Agreements. The “Maximum Funded Amount” (as defined in the Note Purchase Agreement). the “Maximum Principal Amount” (as defined in the Series 2005-B Supplement). the maximum aggregate principal amount of the Cofina Variable Funding Asset-Backed Note. Series 2005-B. and any similar references or definitions in the Agreements shall be increased from $200,000,000.00 to $204.000.000.00, provided, that from the date hereof to September 10. 2007, the “Maximum Funded Amount.” the “Maximum Principal Amount.” the maximum aggregate principal amount of the Cofna Variable Funding Asset-Backed Note. Series 2005-B, and any similar references or definitions in the Agreements shall be $ 306,000,000.00.
          2. Covenants. The Issuer hereby covenants and agrees. on or prior to the date hereof. to execute and deliver a new Note in the amount of $306,000.000.00 to the Funding Agent. The Funding Agent hereby covenants and agrees that. upon receipt of the executed Note for $306.000,000.00, it shall promptly destroy the prior executed Note in the amount of S200.000,000.00.
          3. Conditions Precedent. This Amendment shall become effective as of the date hereof when the Funding Agent shall have received an original counterpart (or counterparts)

of this Amendment. executed and delivered by each of the parties hereto. or other evidence satisfactory to the Funding Agent of the execution and delivery of this Amendment by such parties.
          4. Reaffirmation of Covenants. Representations and Warranties. Upon the effectiveness of this Amendment, each of the Issuer and the Servicer hereby reaffirms all covenants, representations and warranties made in the Agreements and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except for such representations and warranties that are limited by their terms to an earlier date, in which case such representations and warranties shall speak of such date).
          5. Representations and Warranties. Each of the Issuer and the Servicer hereby represents and warrants that (1) this Amendment constitutes a legal. valid and binding obligation of such Person, enforceable against it in accordance with its terms, and (ii) upon the effectiveness of this Amendment, no Event of Default shall exist under the Agreements.
          6. Effect of Amendment. Except as expressly amended and modified by this Amendment. all provisions of the Agreements shall remain in full force and effect. After this Amendment becomes effective, all references in each of the Agreements to “this Agreement”. “hereof”. “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the applicable Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive. amend or supplement any provision of the Agreements other than as set forth herein.
          7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts. and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
          8. Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York (without reference to its conflict of law provisions other than Section 5-1401 of the New York General Obligations Law).
          9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.
          10. Authorization/Direction. Pursuant to the Indenture, the Issuer hereby authorizes and directs the Trustee to authenticate that certain Cotina Variable Funding Asset- Backed Note, Series 2005-B, dated as of the date hereof, in the initial face amount of $306,000,000.00 and deliver the same to the Funding Agent.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COFINA FUNDING, LLC

By:

Name:

Title:

COFINA FINANCIAL, LLC

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as
Trustee and Custodian

By:

Name:

Title:

BANK HAPOALIM B.M.

By:

Name:

Title:

By:

Name:

Title: